                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement                          [ ]  Confidential, for Use of the Commission Only (as
                                                              permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Crawford & Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    (5)  Total fee paid:

       -------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

   -----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

       -------------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

    (3)  Filing Party:

       -------------------------------------------------------------------------

    (4)  Date Filed:

       -------------------------------------------------------------------------

                                                                 (CRAWFORD LOGO)

March 24, 2004

Dear Shareholder:

     You are cordially invited to attend the Company's 2004 Annual Meeting of Shareholders which will be held on Tuesday, April 27, 2004, beginning at 2:00 p.m. at the Company's headquarters, 5620 Glenridge Drive, N.E., Atlanta, Georgia.

     The official Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are included with this letter and contain information about the meeting and the various matters on which the shareholders will act.

     As is our custom, a brief report will be made at this meeting on the Company's 2003 activities and the outlook for 2004. We hope you will be able to attend the meeting. Whether or not you plan to attend, it is important that you sign and return your Proxy promptly, as your vote is important to the Company.

     On behalf of our Board of Directors, officers, and employees, we wish to thank you for your continued interest in and support of Crawford & Company.

                                         Sincerely,

                                         /s/ Grover L. Davis
                                         Grover L. Davis,
                                         Chairman, President and
                                         Chief Executive Officer

                               CRAWFORD & COMPANY
                                 P.O. BOX 5047
                             ATLANTA, GEORGIA 30302
                             ---------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 2004
                             ---------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Crawford & Company (the "Company") will be held in the Home Office Building of the Company, 5620 Glenridge Drive, N.E., Atlanta, Georgia, on Tuesday, April 27, 2004, at 2:00 p.m. local time, for the following purposes:

          1. To fix at eight (8) the number of Directors constituting the Board of Directors for the ensuing year and to elect eight (8) Directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

          2. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the 2004 fiscal year;

          3. To consider and vote on a shareholder proposal entitled the "Maximize Value Resolution," and

          4. To transact any and all other such business as may properly come before the meeting or any adjournment or postponement thereof.

     Information relating to the above matters is set forth in the accompanying Proxy Statement dated March 24, 2004. Only shareholders of record of Class B Common Stock of the Company as of the close of business on March 3, 2004 will be entitled to vote at the meeting and any adjournment or postponement thereof.

                                          By Order of The Board of Directors,

                                          /s/ Peter J. Rescigno

                                          Peter J. Rescigno,
                                          Secretary

Atlanta, Georgia
March 24, 2004

     IT IS IMPORTANT THAT YOUR SHARES OF CLASS B COMMON STOCK BE REPRESENTED AT THE MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO BE PRESENT. ACCORDINGLY, IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

     PROXIES ARE NOT BEING SOLICITED WITH RESPECT TO THE SHARES OF CLASS A COMMON STOCK OF THE COMPANY.

                               CRAWFORD & COMPANY
                                 P.O. BOX 5047
                             ATLANTA, GEORGIA 30302
                             ---------------------
                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 27, 2004

     This Proxy Statement and the accompanying Proxy are being mailed to shareholders of Class B Common Stock of Crawford & Company (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from holders of Class B Common Stock for use at the Annual Meeting of Shareholders to be held in the Home Office Building of the Company, 5620 Glenridge Drive, N.E., Atlanta, Georgia, on Tuesday, April 27, 2004 at 2:00 p.m., local time, and any adjournment or postponement thereof. When the Proxy is properly executed and returned, the shares of Class B Common Stock it represents will be voted at the meeting and any adjournment or postponement thereof as directed by the shareholder executing the Proxy unless it is revoked. If no directions are given on the Proxy with respect to any matter, the shares represented by the Proxy will be voted as to that matter as the Board of Directors recommends. The Board of Directors recommends a vote for the below listed director nominees, for the approval of the appointment of Ernst & Young LLP to serve as independent auditors of the Company in 2004, and against the "Maximize Value Resolution." Any shareholder giving a Proxy has the power to revoke it at any time before it is voted by the execution of another Proxy bearing a later date or by written notification to the Secretary of the Company. Shareholders who are present at the Annual Meeting may revoke their Proxy and vote in person if they so desire.

     Only shareholders of record of Class B Common Stock of the Company as of the close of business on March 3, 2004 (the "Record Date") will be entitled to vote at the Annual Meeting. As of that date, the Company had outstanding 24,697,172 shares of Class B Common Stock, each share being entitled to one vote. A majority of the issued and outstanding shares of Class B Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at such meeting. The Annual Report of the Company for the fiscal year ended December 31, 2003 is enclosed herewith. This Proxy Statement and the accompanying Proxy are being first mailed to Class B Common Stock shareholders on or about March 24, 2004.

     Additionally, for information only, this Proxy Statement is being mailed to shareholders of Class A Common Stock of the Company as of the Record Date. Shares of Class A Common Stock are not entitled to vote at the Annual Meeting of Shareholders. Accordingly, no Proxy is being requested and no Proxy should be sent with respect to such shares.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

NOMINEES AND VOTING

     The By-Laws of the Company provide that the shareholders shall fix the number of Directors constituting the full Board at not less than seven nor more than twelve, and the shareholders entitled to vote shall elect the Directors at each Annual Meeting. The Board of Directors has nominated the eight persons listed below as Directors, to hold office until the next Annual Meeting and until their successors are elected and qualified. Each nominee, except Clarence
H. Ridley and Robert T. Johnson, was elected by the shareholders at the last annual meeting on April 29, 2003. Mr. Ridley is a member of the present Board of Directors and was elected by the Board on February 3, 2004. Mr. Johnson was approved by the Nominating/Corporate Governance/ Compensation Committee at the recommendation of a member of the former external auditing firm of the Company and a non-management director of the Company. If, at the time of the Annual Meeting, any of the nominees should be unable to serve, the persons named in the Proxy will vote for substitute nominees selected by the Board of Directors. The Company has no reason to believe that any of the nominees will not be available for election as a Director.

NOMINEE INFORMATION

     The following table gives certain information as to each person nominated by the Board of Directors for election as a Director:

                                                    PRINCIPAL OCCUPATION                       DIRECTOR
          NAME            AGE                        AND DIRECTORSHIPS                          SINCE
          ----            ---                       --------------------                       --------
J. Hicks Lanier           63    Chairman of the Board and Chief Executive Officer of Oxford      1976
                                  Industries, Inc., a manufacturer of apparel products;
                                  Director of Genuine Parts Company, SunTrust Banks, Inc.
                                  and West Point Stevens.
Jesse C. Crawford         55    President of Crawford Communications, Inc., a full-service       1986
                                  provider of teleproduction services including audio/video
                                  production and post production, multimedia title design,
                                  satellite services, animation, and special effects.
Larry L. Prince           65    Chairman of the Board and Chief Executive Officer of Genuine     1987
                                  Parts Company, a service organization engaged in
                                  automotive and industrial parts and office products
                                  distribution; Director of Equifax, Inc., SunTrust Banks,
                                  Inc., John H. Harland Co., and Southern Mills.
John A. Williams          61    President and Chief Executive Officer of Corporate Holdings,     1996
                                  LLC, a real estate management and development company;
                                  Director of Post Properties, Inc.
E. Jenner Wood, III       52    Chairman of the Board, President and Chief Executive Officer     1997
                                  of SunTrust Banks, Central Group; Director of Oxford
                                  Industries, Inc., Cotton States Life Insurance Co., Cotton
                                  States Mutual Insurance Co. and Georgia Power Company.
Grover L. Davis           52    Chairman of the Board, President and Chief Executive Officer     1999
                                  of the Company.
Clarence H. Ridley        61    Chairman of the Board of Haverty Furniture Companies, Inc. a     2004
                                  furniture retailer, Director of STI Classic Funds and
                                  Variable Trust, and Carvel Corporation.
Robert T. Johnson         69    Retired Partner of Arthur Andersen LLP.                            --

     Mr. Williams has held his present position since December 2003 and is Chairman Emeritus of Post Properties, Inc. For more than five years prior to his appointment on February 20, 2003 as Chairman Emeritus, Mr. Williams was Chairman of the Board of Post Properties, Inc. and Chief Executive Officer until July 1, 2002. Mr. Wood was appointed to his present position in June 2002, was appointed Chairman of the Board, President and Chief Executive Officer of SunTrust Banks, Georgia in March 2001, was appointed President in October 2000 and for more than five years prior to that appointment served in executive management positions with SunTrust Banks. Mr. Davis was appointed President and Chief Operating Officer of the Company and elected a Director on July 27, 1999. On March 31, 2001, he became Chief Executive Officer and on October 28, 2002 he became Chairman of the Board. For more than five years prior to that appointment, Mr. Davis served in management positions with the Company until his appointment as President and Chief Operating Officer. Mr. Ridley was appointed to his present position in January 2001, prior to that appointment and for more than five years he was a partner at the law firm of King & Spalding LLP. Mr. Johnson retired as a partner of Arthur Andersen LLP in 1993. The principal occupation or employment of each of the other nominees during the past five years has been as indicated in the above table.

     The Board has determined, pursuant to the listing standards of the New York Stock Exchange ("NYSE"), that all Directors standing for election are independent for purposes of serving on the Board of Directors except Grover L. Davis, the President and Chief Executive Officer. For purposes of the Company's

Audit Committee, Mr. Johnson, Mr. Williams, Mr. Lanier and Mr. Prince are independent under these listing standards and under the Sarbanes-Oxley Act of 2002, and Mr. Johnson is an Audit Committee Financial Expert as defined by Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934.

STANDING COMMITTEES AND ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     The Board of Directors has three standing committees. The Executive Committee consists of Jesse C. Crawford as Chairman, and Grover L. Davis, Larry
L. Prince, and E. Jenner Wood, III as members. The Audit Committee consists of Charles Flather as Chairman, and J. Hicks Lanier, Larry L. Prince and John A. Williams as members. The Nominating/Corporate Governance/Compensation Committee consists of J. Hicks Lanier as Chairman, and E. Jenner Wood, III, Linda K. Crawford and Charles Flather as members. Mr. Flather and Ms. Crawford will be retiring from the Board and their respective Committees effective April 27, 2004. It is anticipated that Mr. Johnson, if elected, will succeed Mr. Flather as Chairman of the Audit Committee.

     The Executive Committee may exercise all the authority of the Board of Directors between its meetings with respect to all matters not specifically reserved by law to the Board of Directors. The Executive Committee held four meetings during 2003.

     The Audit Committee appoints or discharges the Company's independent auditors, reviews with the independent auditors the audit plan and results of the audit engagement, reviews the scope and results of the Company's internal auditing procedures and the adequacy of its accounting controls, approves professional services provided by the independent auditors, reviews the independence of the independent auditors, and approves the independent auditor's audit and non-audit fees. The Committee has adopted a written charter, approved by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement and which is located on the Company's web site at www.crawfordandcompany.com. The Audit Committee held four meetings during 2003.

     The Nominating/Corporate Governance/Compensation Committee actively reviews and selects director nominees for the Board, advises and makes recommendations to the Board on all matters concerning corporate governance and directorship practices and formulates and approves salaries, grants of stock options and other compensation to the Chairman of the Board and, upon recommendation by the Chairman of the Board, salaries, grants of stock options and other compensation for all other Officers of the Company. The Board of Directors has determined that all members of the Nominating/Corporate Governance/Compensation Committee are independent pursuant to the NYSE Listing Rules. The Nominating/Corporate Governance/ Compensation Committee has adopted a written charter, approved by the Board of Directors, a copy of which is located on the Company's web site at www.crawfordandcompany.com. This Committee had no meetings in 2003.

     The Senior Compensation and Stock Option Committee, which was eliminated on February 3, 2004 and its functions subsumed by the Nominating/Corporate Governance/Compensation Committee, formulated and approved salaries, grants of stock options and other compensation for the Chairman of the Board and upon recommendation by the Chairman of the Board, salaries, grants of stock options and other compensation for all other Officers of the Company. The Senior Compensation and Stock Option Committee held three meetings during 2003.

     During 2003, the Board of Directors held five meetings. Each of the Company's Directors attended at least seventy-five percent (75%) of the aggregate number of meetings of the Board of Directors and committees thereof of which such Director was a member, with the exception of John A. Williams.

COMPENSATION

     During 2003 each director of the Company received a quarterly fee of $5,000, and $1,000 for each Board of Directors and Committee meeting attended. In addition, the Chairman of each Committee received a fee of $5,000 per quarter. Pursuant to the terms of the 1997 Non-Employee Director Stock Option Plan, each non-employee director elected at the 2003 Annual Meeting received an option for 3,000 shares of the Company's Class A Common Stock at a price of $4.25 per share, the fair market value of the Class A Common Stock on that date. Under the same Plan, Mr. Ridley received an option for 15,000 shares of the Company's Class A Common Stock at a price of $6.66 per share, the fair market value of the Class A Common Stock on February 3, 2004, the date he was elected as a Director. The options are non-transferable; are exercisable at any time after grant; and lapse on the date the holder is no longer a Director, if that occurs on or before the fifth anniversary of the grant date, or otherwise on the tenth anniversary of the grant date.

COMMUNICATIONS WITH THE BOARD, BOARD ATTENDANCE AT ANNUAL MEETINGS, SHAREHOLDER NOMINEES

     Individuals may communicate with the Board by sending a letter to Board of Directors, Crawford & Company, P. O. Box 1261, Tucker, Georgia 30085-1261. Your letter will be shared with all members of the Board and may, at the discretion of the Board, be shared with Company management, unless your letter requests otherwise. Communications that are specifically intended for non-management directors should be addressed to "Presiding Director," Board of Directors, Crawford & Company at this same address. Your letter will be shared with all non-management Directors but may, at the discretion of the non-management Directors, be shared with management Directors, or the management of the Company, unless your letter requests otherwise.

     The Company encourages all Directors to attend the Company's Annual Meeting and facilitates the scheduling of the Annual Meeting to accommodate all Directors. The Company also holds a full Board meeting the same day as the Annual Meeting to further encourage all Directors to attend the Annual Meeting. At the last Annual Meeting all but two Directors attended.

     Any Shareholder, who is the continuous record owner of at least one percent (1%) of the Common Stock of the Company for at least one year prior to the submission of the candidate and who provides a written statement that they intend to continue ownership of the shares through the Annual Meeting of Shareholders, may submit a nomination for Director. The candidate must meet the qualifications stated in the Company's By-laws and the submission must be made to the Nominating/Corporate Governance/Compensation Committee at P. O. Box 1261, Tucker, Georgia 30085, no more than 180 days and no less than 120 days prior to the anniversary date of the Proxy Statement. The Nominating/Corporate Governance/Compensation Committee will review all candidates submitted by Shareholders for consideration as nominees pursuant to its general practices and the guidelines stated in its charter before submitting any nominee to the full Board of Directors for consideration.

SHAREHOLDER VOTE

     Each share of Class B Common Stock is entitled to cast an affirmative vote for up to eight (8) Director nominees. Cumulative voting is not permitted. The eight nominees for Director who receive the highest number of votes cast, in person or by proxy, at the Annual Meeting will be elected Directors. Negative votes or abstentions, including broker non-votes, will not be counted.

     The Company encourages shareholders who hold shares through a brokerage account to provide instruction to their brokerage firm by voting their proxy. Providing voting instructions ensures that shares will be voted at the meeting. If shares are held through a brokerage account, the brokerage firm under certain circumstances, may vote the shares without instructions. On certain "routine" matters, such as the election of directors, brokerage firms have authority under NYSE rules to vote their customers' shares if the customers do not provide voting instructions. When a brokerage firm votes its customers' shares on a routine matter without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted for or against the routine matter.

     On "non-routine" matters, if the brokerage firm has not received voting instructions from the shareholder, the brokerage firm cannot vote the shares on that proposal, which is considered a "broker non-vote." Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting but not for determining the number of shares voted for or against the non-routine matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITS NOMINEES FOR DIRECTORS.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information for the fiscal years ended December 31, 2003, 2002, and 2001, concerning compensation paid to or accrued by the Company for those persons who were, at December 31, 2003, (i) the Chief Executive Officer and (ii) the other four most highly compensated Executive Officers of the Company (hereinafter collectively referred to as the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                                                                    COMPENSATION
                                                                                ---------------------
                                             ANNUAL COMPENSATION                       AWARDS
                                ---------------------------------------------   ---------------------    ALL OTHER
                                                               OTHER ANNUAL     SECURITIES UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITION     YEAR   SALARY($)   BONUS($)   COMPENSATION($)    OPTIONS/SARS (#)(1)       ($)(2)
---------------------------     ----   ---------   --------   ---------------   ---------------------   ------------
G. L. Davis...................  2003   $531,503      $  0          $  0                 30,000            $25,681
  Chairman, President and       2002    504,334         0             0                 40,000              2,349
  Chief Executive Officer       2001    476,952         0             0                202,000              2,210
J. F. Giblin..................  2003    322,799         0             0                 15,000             16,480
  Executive Vice President      2002    307,583         0             0                 22,500              1,925
  Chief Financial Officer       2001    307,871         0             0                 70,000              2,030
J. T. Bowman..................  2003    288,438         0             0                 15,000             20,390
  President, Crawford &         2002    272,088         0             0                 72,500             20,300
  Company International, Inc.   2001    262,527         0             0                 13,000             19,720
Victoria Holland..............  2003    230,480         0             0                 10,000             12,601
  Executive Vice President      2002    225,320         0             0                 15,000              2,745
  Health Care Management        2001    221,983         0             0                 12,000              2,945
H. L. Rogers, Jr. ............  2003    221,048         0             0                 10,000             11,517
  Executive Vice President      2002    215,366         0             0                 15,000                780
  Business Solutions Group      2001    211,221         0             0                 12,000                680

---------------

(1) Represents shares of the Company's Class A Common Stock.
(2) Represents the following amounts for 2003: (i) Mr. Davis: $10,165 Company contribution to the Company's Savings and Investment Plan, $516 premium payment on term life insurance, and $15,000 Company contribution to the Deferred Compensation Plan under the Company's Supplemental Executive Retirement Plan ("SERP"); (ii) Mr. Giblin: $10,165 Company contribution to the Company's Savings and Investment Plan, $300 premium payment on term life insurance, and $6,015 Company contribution to the Deferred Compensation Plan under the SERP; (iii) Mr. Bowman: $20,000 Company contribution to a non-U.S. retirement plan and $390 premium payment on term life insurance; (iv) Ms.
    Holland: $10,165 Company contribution to the Company's Savings and Investment Plan, $912 premium payment on term life insurance, and $1,524 Company contribution to the Deferred Compensation Plan under the SERP; and
    (v) Mr. Rogers: $10,165 Company contribution to the Company's Savings and Investment Plan, $300 premium payment on term life insurance and $1,052 Company contribution to the Deferred Compensation Plan under the SERP.

STOCK OPTION EXERCISES AND YEAR-END VALUES

     The following table provides information concerning the exercise of stock options during the last fiscal year and unexercised options held as of the end of the fiscal year with respect to the Named Executive Officers:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                               NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS
                                                              OPTIONS AT FY-END (#)          AT FY-END ($)
                                                            --------------------------   ----------------------
                         SHARES ACQUIRED        VALUE              EXERCISABLE/               EXERCISABLE/
        NAME             ON EXERCISE (#)     REALIZED($)         UNEXERCISABLE(1)           UNEXERCISABLE(1)
        ----           -------------------   ------------   --------------------------   ----------------------
G.L. Davis...........         None                $0              37,900/474,200                  $0/0
J.F. Giblin..........         None                 0             148,000/201,000                   0/0
J.T. Bowman..........         None                 0              37,123/143,400                   0/0
Victoria Holland.....         None                 0              34,050/134,200                   0/0
H.L. Rogers, Jr. ....         None                 0              27,300/134,200                   0/0

---------------

(1) Represents the aggregate number of shares of Class A Common Stock covered by unexercised options at fiscal year end, and the aggregate difference between the exercise price and market value thereof at December 31, 2003 based on the closing price for the Class A shares on the New York Stock Exchange on that date, for those options that have an exercise price below the December 31, 2003 market value.

STOCK OPTION GRANTS

     The following table provides information concerning the grant of stock options under the Company's 1997 Key Employee Stock Option Plan during the fiscal year ended December 31, 2003:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                  POTENTIAL REALIZABLE
                                                           INDIVIDUAL GRANTS                        VALUE AT ASSUMED
                                        -------------------------------------------------------     ANNUAL RATES OF
                                          NUMBER OF        % OF TOTAL                                 STOCK PRICE
                                          SECURITIES        OPTIONS                                 APPRECIATION FOR
                                          UNDERLYING       GRANTED TO     EXERCISE                   OPTION TERM(2)
                                           OPTIONS         EMPLOYEES       PRICE     EXPIRATION   --------------------
                 NAME                   GRANTED (#)(1)   IN FISCAL YEAR    ($/SH)       DATE       5%($)      10%($)
                 ----                   --------------   --------------   --------   ----------   --------   ---------
G.L. Davis............................      30,000            6.89%        $4.70      1/28/13     $88,674    $224,718
J.F. Giblin...........................      15,000            3.45          4.70      1/28/13      44,337     112,359
J.T. Bowman...........................      15,000            3.45          4.70      1/28/13      44,337     112,359
Victoria Holland......................      10,000            2.30          4.70      1/28/13      29,558      74,906
H.L. Rogers, Jr. .....................      10,000            2.30          4.70      1/28/13      29,558      74,906

---------------

(1) Options granted are with respect to the Company's Class A Common Stock and become exercisable twenty percent (20%) each year commencing on the first anniversary of the option grant date.
(2) The "Annual Rates of Stock Price Appreciation" set forth in the table are mandated by the rules of the Securities and Exchange Commission. The Company gives no assurance that these or any other rates of appreciation can or will be achieved over the option terms. However, any rates of appreciation that are achieved will benefit all holders of the Company's Common Stock.

PENSION PLANS

     The following table indicates estimated annual retirement benefits on a straight line annuity basis payable following retirement at age 65 to participants at the specified compensation and period of service classifications under the Company's U.S. defined benefit pension plan, which was frozen for future benefit accruals at December 31, 2002.

                               PENSION PLAN TABLE

                                                       YEARS OF SERVICE AT TIME OF RETIREMENT
                                     --------------------------------------------------------------------------
        ANNUAL REMUNERATION             15         20         25         30         35         40         45
        -------------------          --------   --------   --------   --------   --------   --------   --------
$125,000...........................  $ 37,500   $ 50,000   $ 62,500   $ 75,000   $ 87,500   $100,000   $112,500
 150,000...........................    45,000     60,000     75,000     90,000    105,000    120,000    135,000
 175,000...........................    52,500     70,000     87,500    105,000    122,500    140,000    157,500
 200,000...........................    60,000     80,000    100,000    120,000    140,000    160,000    180,000
 225,000...........................    67,500     90,000    112,500    135,000    157,500    180,000    202,500
 250,000...........................    75,000    100,000    125,000    150,000    175,000    200,000    225,000
 300,000...........................    90,000    120,000    150,000    180,000    210,000    240,000    270,000
 400,000...........................   120,000    160,000    200,000    240,000    280,000    320,000    360,000
 500,000...........................   150,000    200,000    250,000    300,000    350,000    400,000    450,000
 600,000...........................   180,000    240,000    300,000    360,000    420,000    480,000    540,000
 700,000...........................   210,000    280,000    350,000    420,000    490,000    560,000    630,000
 800,000...........................   240,000    320,000    400,000    480,000    560,000    640,000    720,000

     The Company maintains a non-contributory Retirement Plan for the benefit of substantially all of the U.S. employees of the Company. The Retirement Plan provides for annual retirement benefits at Normal Retirement Age (65) equal to 2% of the participant's total compensation (as defined in the Retirement Plan) for all credited years of service under the Plan. The benefits are not affected by Social Security benefits payable to the participant; however, they are actuarially reduced for retirements before the Normal Retirement Age or if the retiree selects benefits other than an individual life-time annuity. Credited years of service under the Retirement Plan for Messrs. Davis, Giblin, Rogers and Ms. Holland are 27, 14, 15, and 24 respectively. Mr. Bowman does not participate in the Retirement Plan in the United States. Effective December 31, 2002, accruals under the Retirement Plan were frozen. In place of the accruals under the now frozen Retirement Plan, the Company may make a discretionary contribution to the Defined Contribution Plan for eligible employees based on years of service and compensation.

     Additionally, the Company maintains an unfunded Supplemental Executive Retirement Plan ("SERP") for certain Executive Officers to provide benefits that would otherwise be payable under the Retirement Plan and/or Defined Contribution Plan but for limitations placed on covered compensation and benefits under the Internal Revenue Code. Effective December 31, 2002, accruals under the SERP were also frozen as to the Retirement Plan. The SERP was amended to allow the Company, when it elects to make the discretionary contribution to the Defined Contribution Plan for eligible employees, to also make an additional SERP Service Contribution to the Deferred Compensation Plan for participants of the SERP. The amounts contributed in 2003 for the Named Executive Officers are reflected in the All Other Compensation column of the Summary Compensation Table and footnote 2 thereto.

               REPORT OF THE SENIOR COMPENSATION AND STOCK OPTION
                      COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is now administered by the Nominating/Corporate Governance/Compensation Committee of the Board of Directors as of February 3, 2004. Prior to that, and for all of 2003, the Senior Compensation and Stock Option Committee, (the "Committee") of the Board of Directors administered the Company's executive compensation program and this Committee was composed of the Directors whose names are listed below this report. The fundamental philosophy of the Committee is to ensure that the compensation programs of the Company will attract and retain key executives critical to its long-term success through the establishment of a performance-oriented environment that rewards the achievement of strategic management goals, with the attendant enhancement of shareholder value.

     There are three elements in the Company's executive compensation program, all related to individual and Company performance:

     - Base Salary Compensation

     - Annual Incentive Compensation

     - Long-term Incentive Compensation

BASE SALARY COMPENSATION

     The Company has established a comprehensive Wage and Salary Administration Policy applicable to the Company and its U.S. subsidiaries. This Policy includes a program for grading each position, including those of the U.S. Executive Officers of the Company, to ensure internal equity. Additionally, the Policy sets forth grade levels and salary ranges for those grade levels, and provides for annual merit increases tied to individual job performance as measured through annual performance reviews. Based on published national surveys, the Company annually establishes merit increase budgets as a percent of current salaries and any increases in salary ranges for the next fiscal year. Generally, the Company is at the midpoint of projected merit salary increases and salary range adjustments as reflected in the national surveys, with some adjustment up or down depending on prior year pre-tax earnings and revenues of the Company. Consistent with the overall merit increase percentage, the Company establishes guidelines for individual salary adjustments based on the individual's performance rating.

     The Committee initially establishes and reevaluates the salary of the Chief Executive Officer on an annual basis. In re-evaluating the base salary for the Chief Executive Officer, the Committee looks primarily at the pre-tax earnings of the Company in the preceding fiscal year as compared to the prior fiscal year. The Committee also takes into account external circumstances which may have impacted that performance which were not within the control of the Company or its Executive Officers, the increases in the base salaries of other employees of the Company, and the Committee's assessment of the personal performance of the Chief Executive Officer during the preceding year. For the 2003 fiscal year, the Committee established the Chief Executive Officer's base salary at $500,000 per annum.

ANNUAL INCENTIVE COMPENSATION

     Under the Company's 1996 Incentive Compensation Plan, which covers all U.S. key employees of the Company (other than the Chief Executive Officer), at the beginning of each fiscal year the Committee establishes pre-tax earnings and revenue thresholds, as well as targeted pre-tax earnings. A bonus pool is created for sales and marketing key employees based principally on increases in revenues above the threshold amount, while the bonus pool for other participants is based primarily on growth in pre-tax earnings from the threshold amount up to the targeted pre-tax earnings. The bonus pool is allocated by the Chief Executive Officer to the business units and staff departments based on his assessment of performance of the business unit and staff participants, and to each individual participant by the business unit or staff manager based on the individual's personal performance and salary grade. The Chief Executive Officer establishes the bonuses for his direct reports.

     The Committee sets the bonus for the Chief Executive Officer, based primarily on pre-tax earnings and the bonuses paid under the 1996 Incentive Compensation Plan, as a percentage of salary, to the other Executive Officers of the Company. Historically, the Chief Executive Officer's bonus, as a percentage of his base salary, has been higher than the average paid to the other Executive Officers, expressed as a percentage of their base salaries. The Chief Executive Officer elected not to distribute bonuses to any of the Company's Executive Officers for 2003 and the Committee did not award the Chief Executive Officer a bonus for 2003.

LONG-TERM INCENTIVE COMPENSATION

     Under the Company's 1997 Key Employee Stock Option Plan, officers and other key employees of the Company are granted options by the Committee to purchase shares of the Company's Class A Common Stock. The exercise price for all options granted is set at the market price of the Company's Class A Common Stock on the date of the option grant and, to the extent permissible under the relevant provisions of the Internal Revenue Code, the options granted under the Plan are generally statutory "Incentive Stock Options." The Committee typically reviews and acts upon the recommendations of the Chief Executive Officer for the grant of options, on a discretionary basis, annually to the Company's other officers and key employees. The number of shares of the Company's Class A Common Stock covered by such options is generally based upon the grade level of the officer or other key employee's position, with adjustments for extraordinary performance, but without regard to the individual's stock ownership or the number of options previously granted. In 2003, as part of the annual grant, the Committee granted options to the Chief Executive Officer of 30,000 shares of the Company's Class A Common Stock.

                                          J. HICKS LANIER
                                          LINDA K. CRAWFORD
                                          E. JENNER WOOD, III
                                          CHARLES FLATHER

                          STOCK OWNERSHIP INFORMATION

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information, as of March 3, 2004, as to shares of Class A and Class B Common Stock beneficially owned by each current Director or nominee for election as a Director, each of the Named Executive Officers, and all current Directors and Executive Officers as a group. As of March 3, 2004, 24,026,903 shares of Class A Common Stock and 24,697,172 shares of Class B Common Stock were outstanding.

                                                                                   PERCENT OF
                                                       AMOUNT AND NATURE OF       TOTAL SHARES
                                                      BENEFICIAL OWNERSHIP(1)    OUTSTANDING(2)
                                                      -----------------------   -----------------
                        NAME                           CLASS A      CLASS B     CLASS A   CLASS B
                        ----                          ----------   ----------   -------   -------
Linda K. Crawford(3)(4).............................   1,277,144    3,333,357     5.3%     13.5%
J. Hicks Lanier(3)(7)...............................      36,037        3,037      --        --
Charles Flather(3)(5)...............................      38,062         5062      --        --
Jesse C. Crawford(3)(6).............................  12,080,158   12,783,181    50.3      51.8
Larry L. Prince(3)(7)...............................      34,125        1,125      --        --
John A. Williams(3).................................      33,000        1,500      --        --
E. Jenner Wood, III(3)(7)...........................      33,750           --      --        --
Clarence H. Ridley(8)...............................      15,000        7,000      --        --
Robert T. Johnson...................................          --           --      --        --
Grover L. Davis(9)..................................      77,956          104      --        --
John F. Giblin(10)..................................     174,769        3,000      --        --
Jeffrey T. Bowman(11)...............................      56,767           --      --        --
Victoria Holland(12)................................      44,650           --      --        --
Howard L. Rogers, Jr.(13)...........................      42,218           36      --        --
All Directors and Executive Officers as a Group (19
  persons)(14)......................................  14,068,830   16,137,402    58.6      65.3
                                                      ----------   ----------    ----      ----

---------------

 (1) Except as otherwise indicated in the following footnotes, the persons possessed sole voting and investment power with respect to all shares set forth opposite their names.
 (2) Except where a percentage is specified, the person's ownership represents less than 1% of the outstanding shares.
 (3) Includes 33,000 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 3, 2004.
 (4) See Notes (2), (3), and (4) to the table set forth under "Security Ownership of Certain Beneficial Owners" below with respect to Class B Common Stock. The shares of Class A Common Stock shown as beneficially owned by Linda K. Crawford include 191,021 shares which are held in two trusts for the benefit of a daughter of Linda K. Crawford. Under the terms of one of these trusts, holding an aggregate of 65,580 shares of Class A Common Stock, Linda K. Crawford and another individual share investment power. Under the terms of the other trust, holding an aggregate of 125,441 shares of Class A Common Stock, Linda K. Crawford has sole voting authority but has no investment authority. Linda K. Crawford disclaims any beneficial interest in any of the shares of Class A Common Stock held in these trusts. Included in the shares shown as beneficially owned by Linda K. Crawford are 975,921 shares of Class A Common Stock held in trust for her benefit. Under the terms of this trust, Linda K. Crawford has sole voting and investment power with respect to the shares held in the trust. In addition to the above, Linda K. Crawford has sole voting and investment power with respect to 77,202 shares of Class A Common Stock shown as beneficially owned by her. Ms. Crawford will retire as a Director at the Annual Meeting.
 (5) Mr. Flather will retire as a Director at the Annual Meeting.
 (6) See Note (7) to the table set forth under "Security Ownership of Certain Beneficial Owners" below with respect to the Class B Common Stock. The shares of Class A Common Stock shown as beneficially

                                                (footnotes continued on page 11)
     owned by Jesse C. Crawford include 53,641 shares held in trust for his son over which he has voting and shares investment power, and 8,572,012 shares held by Crawford Partners LP over which he has voting and investment power.
 (7) Messrs. Lanier and Prince are directors of SunTrust Banks, Inc. Mr. Wood is Chairman, President and Chief Executive Officer of SunTrust Banks, Central Group. Messrs. Lanier, Prince and Wood disclaim any beneficial ownership in shares held by SunTrust Banks, Inc. or any of its banking subsidiaries, which shares are not reflected in the table. See "Information With Respect to Certain Business Relationships" and "Security Ownership of Certain Beneficial Owners."
 (8) Includes 15,000 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 3, 2004.
 (9) Includes 58,300 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 3, 2004.
(10) Includes 163,500 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 3, 2004.
(11) Includes 48,823 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 3, 2004.
(12) Includes 44,450 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 3, 2004.
(13) Includes 37,700 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 3, 2004.
(14) Includes 119,271 shares of Class A Common Stock and 8,553,340 shares of Class B Common Stock as to which voting or investment power is shared; 721,573 shares of Class A Common Stock subject to options exercisable within sixty (60) days of March 3, 2004; and 192,641 shares of Class A Common Stock and 1,873,380 shares of Class B Common Stock as to which beneficial ownership is disclaimed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information concerning each person known to the Company to be the "beneficial owner", as such term is defined by the rules of the Securities and Exchange Commission ("SEC"), of more than 5% of the outstanding shares of Class B Common Stock of the Company as of March 3, 2004:

                                                                               PERCENT OF
                                                 AMOUNT AND NATURE OF        CLASS B SHARES
NAME AND ADDRESS                                 BENEFICIAL OWNERSHIP         OUTSTANDING
----------------                                 --------------------        --------------
SunTrust Bank..................................       12,935,211(1)               52.4%
  One Park Place, N.E.
  Atlanta, Georgia 30303
Estate of Virginia C. Crawford.................        8,052,295(7)               32.6%
  c/o SunTrust Bank
  55 Park Place
  Atlanta, Georgia 30303
Linda K. Crawford..............................        3,333,357(2)(3)(4)         13.5%
  57 N. Green Bay Road
  Lake Forest, Illinois 60045
Wachovia Bank N A..............................        3,256,155(2)(3)(4)(5)      13.2%
  191 Peachtree St., N.E.
  Atlanta, Georgia 30303
Frank L. Wilson, III...........................        3,189,260(6)               12.9%
  2849 Paces Ferry Rd.
  Atlanta, Georgia 30339

                                                                               PERCENT OF
                                                 AMOUNT AND NATURE OF        CLASS B SHARES
NAME AND ADDRESS                                 BENEFICIAL OWNERSHIP         OUTSTANDING
----------------                                 --------------------        --------------
Crawford Partners, L.P. .......................        2,414,636(1)(7)             9.8%
  55 Park Place
  Atlanta, Georgia 30303
Jesse C. Crawford..............................       12,783,181(7)               51.8%
  Crawford Communications, Inc.
  3845 Pleasantdale Rd.
  Atlanta, Georgia 30340

---------------

(1) The shares are held by one or more bank subsidiaries of SunTrust Bank in various fiduciary and agency capacities. SunTrust Bank has sole voting power with respect to 4,448,766 of such shares. SunTrust Bank has sole investment power with respect to 4,448,766 of such shares and shares investment power with respect to 8,486,445 of such shares. SunTrust Bank disclaims any beneficial interest in any such shares. Included are all of the shares shown as beneficially owned by Crawford Partners, L.P.
(2) The shares shown as beneficially owned by Linda K. Crawford and Wachovia Bank NA include 66,895 shares which are held in a trust established for the benefit of one of the children of Robert C. Crawford. Under the terms of this trust, Wachovia Bank NA and another individual share voting power with respect to the shares held by such trust, and Linda K. Crawford and another individual share investment power with respect thereto. Linda K. Crawford disclaims any beneficial interest in any of these shares held in trust.
(3) Included in the shares shown as beneficially owned by Linda K. Crawford and Wachovia Bank NA are 1,382,775 shares which are held in trust for the benefit of Linda K. Crawford. Under the terms of this trust, Linda K. Crawford has sole voting and investment power with respect to the shares held in the trust. Wachovia Corporation and Wachovia Bank NA disclaim any beneficial interest in any of these shares. Linda K. Crawford has sole voting and investment power with respect to 77,202 shares shown as beneficially owned by her.
(4) The shares shown as beneficially owned by Linda K. Crawford and Wachovia Bank NA include 1,806,485 shares which are held in three trusts for the benefit of two children of Linda K. Crawford, all of which shares are held in trusts under the terms of which Wachovia Bank NA and Frank L. Wilson, III are co-trustees, Linda K. Crawford has sole voting power and Wachovia Bank NA and Frank L. Wilson, III share investment power. Linda K. Crawford disclaims any beneficial interest in any of these shares held in trust.
(5) All of the shares are held in trusts for the benefit of Linda K. Crawford and her daughters. Wachovia Bank NA has shared voting power with respect to 66,895 of such shares. Wachovia Bank NA disclaims any beneficial interest in any of these shares.
(6) The shares shown as beneficially owned by Frank L. Wilson, III are all shares held in trusts for the benefit of Linda K. Crawford or the daughters of Linda K. Crawford, with respect to which Frank L. Wilson, III is a trustee. Frank L. Wilson, III disclaims any beneficial interest in any of the shares held in these trusts.
(7) The shares shown as beneficially owned by Jesse C. Crawford include 49,238 shares held in trust for his son over which he has voting and shares investment power; 2,414,636 shares held by Crawford Partners LP over which he has voting and investment power; 8,052,295 shares held in the Estate of Virginia C. Crawford over which he has voting power and shares investment power; and 384,912 shares in a trust over which he shares voting and investment power.

           INFORMATION WITH RESPECT TO CERTAIN BUSINESS RELATIONSHIPS

     SunTrust Bank holds 12,935,211 shares of Class B Common Stock of the Company as of March 3, 2004. See "Stock Ownership Information -- Security Ownership of Certain Beneficial Owners." SunTrust Bank exercises voting authority with respect to shares of Class B Common Stock held in fiduciary capacities. As of the end of the last fiscal year, the Company was indebted to SunTrust in the amount of $40,854,405 based upon a loan commitment from SunTrust. In addition the Company also maintains a normal commercial banking relationship with SunTrust Bank, which serves as trustee for the Crawford & Company Retirement Plan and the Crawford & Company Employee Disability Income Plan. SunTrust also processes checks relating to loss fund accounts, which are used for payment of the Company's clients' claims. E. Jenner Wood, III, a Director of the Company, is Chairman of the Board, President and Chief Executive Officer of SunTrust Banks, Central Group.

                           EQUITY COMPENSATION PLANS

     The following table sets forth certain information concerning securities authorized for issuance under equity compensation plans as of December 31, 2003. Only the Company's Class A Common Stock is authorized for issuance under these plans.

                                                                                  NUMBER OF SECURITIES
                                                                                REMAINING AVAILABLE FOR
                           NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER EQUITY
                           BE ISSUED UPON EXERCISE    EXERCISE PRICE OF            COMPENSATION PLANS
                           OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   (EXCLUDING SECURITIES REFLECTED
PLAN CATEGORY                WARRANTS AND RIGHTS     WARRANTS AND RIGHTS             IN COLUMN (A))
-------------              -----------------------   --------------------   --------------------------------
                                     (A)                     (B)                          (C)
Equity compensation
  plans approved by
  security holders.......         5,320,454                 11.35                      1,744,745
Equity compensation
  plans not approved by
  security holders.......               N/A                   N/A                            N/A

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and greater than ten percent (10%) beneficial owners of the Company's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports are required, the Company believes that, during the year ending December 31, 2003, all of its officers, directors and greater than ten percent beneficial owners complied with applicable filing requirements.

                 FIVE YEAR COMPARATIVE STOCK PERFORMANCE GRAPH

     The following line graph compares the cumulative return on the Company's Class B Common Stock against the cumulative total return on (i) the Standard & Poors Composite 500 Stock Index and (ii) the Standard & Poors
Insurance -- Property and Casualty Index for the five year period commencing January 1, 1999 and ended December 31, 2003:

                              (PERFORMANCE GRAPH)

-------------------------------------------------------------------------------------
                             1998      1999      2000      2001      2002      2003
-------------------------------------------------------------------------------------
 Crawford & Company
  (Class B)                 100.00     92.22     82.82     88.48     39.33     58.00
 S&P 500 Index              100.00    121.04    110.02     96.95     75.52     97.18
 S&P Property-Casualty
  Insurance Index           100.00     74.51    116.11    106.80     95.03    120.13

     This total shareholders' return model assumes reinvested dividends and is based on a $100 investment on December 31, 1998.
     Prepared by Standard & Poor's Compustat Services, a division of McGraw-Hill, Inc.

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

     Ernst & Young LLP has been selected by the Audit Committee of the Board of Directors to serve as independent auditors for the Company for the fiscal year 2004. Although the selection and appointment of independent auditors is not required to be submitted to a vote of shareholders, the Board of Directors has decided, as in the past, to ask the Company's shareholders to ratify this appointment. Despite the selection of Ernst & Young LLP as the Company's independent auditors and the ratification by the shareholders of that selection, the Audit Committee has the power at any time to select another auditor for 2004, without further shareholder action. A representative of Ernst & Young LLP will be present at the meeting and will be given an opportunity to make a statement, if he or she desires, and to respond to questions. In addition, a report of the Audit Committee in connection with the independence of the auditors, as well as other matters, follows the Board's recommendation on this matter below.

FEES PAID TO ERNST & YOUNG LLP

     In addition to performing the audit of the Company's consolidated financial statements, Ernst & Young LLP provides some other permitted services to the Company and its foreign and domestic subsidiaries.

Ernst & Young LLP has advised the Company that it has billed or will bill the Company the below indicated amounts for the following categories of services for the year ended December 31, 2003:

                                                                2003       2002
                                                              --------   --------
Audit fees..................................................  $709,500   $597,400
Audit related fees(1).......................................    54,500     41,000
Tax fees(2).................................................   189,900    173,600
All Other Fees..............................................        --         --
                                                              --------   --------
  Total.....................................................  $953,900   $812,000

---------------

(1) Audit related fees include: employee benefit plan audits, accounting consultations, and internal control consultations related to Sarbanes-Oxley
    Section 404 compliance.
(2) Tax fees consist principally of professional services rendered by Ernst & Young for tax compliance and tax planning and advice.

     Ernst & Young LLP advises it did not provide any services related to financial information systems design and implementation during 2003.

     The Audit Committee reviews and pre-approves in addition to all audit services, all non-audit services provided by the independent auditor. On an ongoing basis, management communicates specific projects and categories of services to the Audit Committee on which advance approval is requested. The Audit Committee reviews these requests and votes by resolution its approval or rejection of such non-audit services after due deliberation.

SHAREHOLDER VOTE

     The proposal to ratify the appointment of Ernst & Young LLP to serve as independent auditors for the year 2004 will be adopted if the number of votes cast in favor of ratification exceeds the number of votes cast against ratification. Votes cast against and abstentions on this matter will be counted as votes against the matter. Because this is a routine matter, broker non-votes will not change the number of votes cast for or against the matter. If the shareholders do not ratify the selection of Ernst & Young LLP, the selection of the independent auditors for 2004 will be determined by the Audit Committee of the Board of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2004.

                       PROPOSAL 3 -- SHAREHOLDER PROPOSAL

     William Steiner, 112 Abbottsford Gate, Piermont, N.Y., 10968, a shareholder of Crawford & Company owning 4,000 shares of Class B Common Stock, proposes the adoption of the following resolution, which is quoted verbatim below.

                           "MAXIMIZE VALUE RESOLUTION

     Resolved that the shareholders of Crawford & Co. urge the Crawford & Co. Board of Directors to arrange for the prompt sale of Crawford & Co. to the highest bidder.

     The purpose of the Maximize Value Resolution is to give all Crawford & Co. shareholders the opportunity to send a message to the Crawford & Co. Board that they support the prompt sale of Crawford & Co. to the highest bidder. I believe that a strong and or majority vote by the shareholders would indicate to the board the displeasure felt by the shareholders of the shareholder returns over many years and the drastic action that should be taken. Even if it is approved by the majority of the Crawford & Co. shares represented and entitled to vote at the annual meeting, the Maximize Value Resolution will not be binding on the Crawford &

Co. Board. The proponent however believes that if this resolution receives substantial support from the shareholders, the board may choose to carry out the request set forth in the resolution:

     The prompt auction of Crawford & Co. should be accomplished by any appropriate process the board chooses to adopt including a sale to the highest bidder whether in cash, stock or a combination of both.

     The proponent further believes that if the resolution is adopted, the management and the board will interpret such adoption as a message from the company's stockholders that it is no longer acceptable for the board to continue with its current management plan and strategies.

                 I URGE YOUR SUPPORT, VOTE FOR THIS RESOLUTION"

SHAREHOLDER VOTE

     Approval of the "Maximize Value Resolution" requires the affirmative vote of a majority of shares of the Company's stock present in person or represented by proxy and entitled to vote at the annual meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE "MAXIMIZE VALUE RESOLUTION."

                             AUDIT COMMITTEE REPORT

     In fulfilling its responsibilities to review the Company's financial reporting process, the Audit Committee (the "Committee") has reviewed and discussed with the Company's management and the independent auditors the audited financial statements to be contained in the Annual Report on Form 10-K, for the fiscal year ended December 31, 2003. Management is responsible for the financial statements and the reporting process, including the system of internal controls. Independent auditors are responsible for expressing an opinion on the conformity to those audited financial statements with accounting principles generally accepted in the United States.

     The Committee discussed with the independent auditors the matters required to be discussed by Statement on Audit Standards No. 61, Communications with Audit Committee, as amended. In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosure required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In determining the independence of the auditors, the Committee has considered, among other matters, whether the provision of services, other than those related to the audit of the Company's annual financial statements, is compatible with maintaining the auditors' independence.

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examination, their evaluations of the Company's internal control, and the overall quality of the Company's financial reporting. The Committee held four meeting during fiscal year 2003.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee has selected Ernst & Young LLP as the Company's independent auditors for 2004, with this selection to be ratified by the shareholders.

                                          CHARLES FLATHER
                                          J. HICKS LANIER
                                          LARRY L. PRINCE
                                          JOHN A. WILLIAMS

                                   FORM 10-K

     The Crawford & Company Annual Report on Form 10-K for 2003, filed with the Securities and Exchange Commission, is available free of charge upon written request to the Secretary, Crawford & Company, P.O. Box 5047, Atlanta, Georgia 30302 and on the Company's web site www.crawfordandcompany.com.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal to be presented at the 2005 Annual Meeting of the Shareholders must be received by the Company no later than November 24, 2004 for inclusion in the proxy statement for that meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934. Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934 and the By-laws of the Company, the Board of Directors may exercise discretionary voting authority at the 2005 Annual Meeting under proxies it solicits to vote on a proposal made by a shareholder that the shareholder does not seek to include in the Company's proxy statement pursuant to Rule 14a-8, unless the Company is notified about the proposal prior to November 24, 2004 and the shareholder satisfies the other requirements of Rule 14a-4(c).

                                 OTHER MATTERS

     The minutes of the Annual Meeting of Shareholders held on April 29, 2003 will be presented at the Annual Meeting, but it is not intended that action taken under the Proxy will constitute approval of the matters referred to in such minutes. The Board of Directors knows of no other matters to be brought before the Annual Meeting. If any other matters come before this meeting, however, the persons named in the Proxy will vote such Proxy in accordance with their judgment on such matters.

                            EXPENSES OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the Annual Meeting as possible, special solicitation of proxies may, in certain instances, be made personally, or by telephone, electronic mail or by mail by one or more employees of the Company. The Company may also reimburse brokers, banks, nominees or other fiduciaries for the reasonable clerical expenses of forwarding the proxy material to their principals, the beneficial owners of the Company's Class A or Class B Common Stock.

March 24, 2004

                                                                      APPENDIX A

                               CRAWFORD & COMPANY

                            AUDIT COMMITTEE CHARTER

PURPOSE

     The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Crawford & Company (the "Company") to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the independent auditor's qualifications and independence and
(4) the performance of the Company's internal audit function and independent auditors.

MEMBERS

     The members of the Audit Committee shall be directors who meet the independence and experience requirements of the Sarbanes-Oxley Act of 2002, the rules promulgated by the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. No member of the Committee may serve on the audit committee of more than three public companies. All Committee members will be financially literate, and at least one member of the Committee will have accounting or related financial management expertise, as each such qualification is interpreted by the Board in its business judgment.

STRUCTURE AND MEETINGS

     The Committee shall meet at least quarterly. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the Committee. Committee members may be removed from the Committee by the Board in its discretion. The Committee may request any officer or employee of the Company or the Company's independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall have authority to retain such outside counsel, experts and other advisors as the committee may deem appropriate in its sole discretion. The committee shall have sole authority to approve related fees and retention terms.

RESPONSIBILITIES

     The Committee shall:

          1. Be directly responsible for the appointment, compensation and oversight of the work of the independent auditor, which shall report directly to the Committee, including resolution of disagreements, if any, between management and the independent auditor regarding financial reporting.

          2. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Committee, take appropriate action to ensure the independence of the auditor.

          3. Obtain and review annually a report by the independent auditor describing (1) the independent auditor's quality-control procedures; (2) material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (3) to further assess the auditor's independence, all relationships between the independent auditor and the Company.

          4. In light of the reports referred to above and the independent auditor's work throughout the year, evaluate the qualifications, performance and independence of the independent auditor, including a review and evaluation of the lead partner of the independent auditor, taking into account the opinions of Company management and the Company's internal audit personnel, and, if so determined by the Committee, replace the independent auditor.

          5. Annually examine whether regular rotation of the audit partners of the Company's independent auditor has occurred as required by law.

          6. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          7. Establish policies and procedures for the engagement of the independent auditor to provide permissible non-audit services, which shall include pre-approval of permissible non-audit services to be provided by the independent auditors. The Committee shall approve in advance all permissible non-audit services to be provided by the independent auditors.

          8. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

          9. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, as amended, has not been implicated.

          10. Annually review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

             (a) any restrictions on the scope of the independent auditor's activities or on access to requested information,

             (b) any significant disagreements with management,

             (c) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise),

             (d) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement,

             (e) any changes required in the planned scope of the internal audit, and

             (f) the internal audit department responsibilities, budget and staffing.

          11. Review and discuss the Company's (A) annual audited financial statements, (B) quarterly unaudited financial statements, (C) Annual Reports on Form 10-K and (D) Quarterly Reports on Form 10-Q with management and the independent auditor, such discussions to include:

             (a) major issues regarding accounting and auditing principles and practices,

             (b) the adequacy of internal controls that could significantly affect the Company's financial statements,

             (c) an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analysis of the effects of alternative GAAP methods,

             (d) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and

             (e) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

          12. Discuss the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. These discussions may be had generally and need not include advance discussion of each earnings release. Discussions will include the type and presentation of information to be included in earnings press releases, with particular attention to any use of pro forma or adjusted non-GAAP information.

          13. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

          14. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

          15. Review the appointment of the senior internal auditing executive.

          16. Review the significant reports to management prepared by the internal auditing department and management's responses.

          17. Discuss guidelines and policies to govern the process by which risk management and assessment is handled, and meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          18. Meet separately, at least annually, with management, the internal auditors (or other personnel responsible for the Company's internal audit function) and the independent auditors.

          19. Report regularly to the Board of Directors.

          20. Review and discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the Company's legal, regulatory and ethical compliance programs.

          21. Set policies for the hiring of employees or former employees of the Company's independent auditor.

          22. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters.

          23. Request that the Company file this Charter as an appendix to the Proxy Statement at least once every three years and maintain a copy on the Company's website.

          24. Make regular reports to the Board.

          25. Review and assess the adequacy of this Charter annually and submit it to the Board for approval.

          26. Evaluate the performance of the Committee annually.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

                               CRAWFORD & COMPANY
                                     PROXY
    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 27, 2004. THIS PROXY IS
                      SOLICITED BY THE BOARD OF DIRECTORS.

   The undersigned hereby appoints G.L. Davis, J.F. Giblin and P.J. Rescigno, and each of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Class B Common Stock of Crawford & Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Crawford & Company to be held in the Home Office Building of Crawford & Company, 5620 Glenridge Drive, N.E., Atlanta, Georgia on April 27, 2004 at 2:00 P.M., and at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement and upon any other business that may properly come before the meeting or any adjournment or postponement thereof, hereby revoking any proxy heretofore executed by the undersigned to vote at said meeting. Said proxies are directed to vote on the matters described in the accompanying Proxy Statement as follows, and otherwise in their discretion:

 THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 AND "AGAINST"
                                   PROPOSAL 3

1. Proposal to elect the eight (8) nominees listed below as Directors (except as indicated to the contrary below).

   [ ] FOR all nominees listed below                             [ ] WITHHOLD AUTHORITY to vote for all
    except as indicated to the contrary)                        nominees listed below

        NOMINEES: J. H. Lanier, J. C. Crawford, L. L. Prince, J. A. Williams, E.
J. Wood, G. L. Davis, C. H. Ridley, R. J. Johnson.
        (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the name of nominee in the space provided below)

--------------------------------------------------------------------------------

2. Proposal to approve Ernst & Young LLP as the independent auditors of the Company for the 2004 fiscal year.

                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. Shareholder Proposal -- "Maximize Value Resolution."

                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

  THIS PROXY WILL BE VOTED AS DIRECTED ABOVE, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS AS SET FORTH ABOVE.

    The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated March 24, 2004.

                                                Dated: -------------------, 2004

                                                --------------------------------

                                                --------------------------------
                                                    Signature of Shareholder

                                                IMPORTANT: Please date this
                                                Proxy and sign exactly as your
                                                name or names appear hereon. If
                                                shares are held jointly,
                                                signatures should include both
                                                names. Executors,
                                                administrators, trustees,
                                                guardians and others signing in
                                                a representative capacity,
                                                please give your full title. If
                                                a corporation, please sign in
                                                full corporate name by President
                                                or other authorized officer. If
                                                a partnership, please sign in
                                                partnership name by authorized
                                                person.